U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): November 12, 2002

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

         NEVADA                                        91-1922863
   (State or other jurisdiction                IRS employer Identification No.)
      of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)
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ITEM 1. Changes in control of Registrant.
None

ITEM 2. Acquisition or Disposition of Assets.
None

ITEM 3. Bankruptcy or Receivership.
None

ITEM 4. Changes in Registrant's Certifying Accountant.
None

ITEM 5. Other Events.

        On July 25th 2002, the Company concluded an unregistered sale of 1,428,600 common shares of the Company's stock for gross proceeds of five million, one hundred dollars ($5,000,100.00). As a condition for listing on the American Stock Exchange, the Exchange has asked the Company to file an interim, unaudited balance sheet for July 31st 2002 showing the effect of the July 25th placement. This interim balance sheet is found in Item 7 below.

ITEM 6. Resignations of Registrant's Directors.
None.

ITEM 7. Financial Statements and Exhibits.

        Exhibits

        99.1  Interim Unaudited Balance Sheet

ITEM 8. Change in Fiscal Year.
None

ITEM 9.
None


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2002        FLEXIBLE SOLUTIONS INTERNATIONAL INC.


/s/ DAN O'BRIEN
---------------
Dan O'Brien
President